POWER OF ATTORNEY

	Each of the undersigned hereby authorizes and designates each of Lois M.
Martin, Gregory W. Thom, Michael K. Coddington, Erik J. Romslo, Dawn M. Holicky
and Julie M. Regnier, signing singly, as his or its true and lawful attorney in fact to:
	(1)	prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the
Securities and Exchange Commission of reports required by Section 16(a) of the
Securities Exchange Act of 1934 or any rule or regulation of the Securities and
Exchange Commission;
	(2)	execute for and on the undersigned's behalf, in the undersigned's capacity as an officer, director and/or beneficial owner of the common stock of Capella
Education Company (the "Company"), Forms 3, 4 and 5 in accordance with Section
16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder;
	(3)	do and perform any and all acts for and on the undersigned's behalf which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the Securities and Exchange Commission, any stock exchange or similar authority, and the NASDAQ Stock Market; and
	(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be to the undersigned's benefit, in the undersigned's best interest, or legally required of me, it being understood that the statements executed by such attorney in fact on the undersigned's behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.
	Each of the undersigned hereby further grant to each such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitutes or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  Each of the undersigned hereby acknowledges that the foregoing attorneys in fact, in serving in such capacity at the undersigned's request, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.
	This Power of Attorney shall remain in full force and effect with respect to each of the undersigned until such person is no longer required to file Forms 3,
4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by such person in a signed writing delivered to the foregoing attorneys in fact.  Notwithstanding the foregoing, if any such attorney in fact hereafter ceases to be at least one of the following: (i) a partner of Faegre & Benson LLP, (ii) an employee of
Faegre & Benson LLP, or (iii) an employee of the Company or any of its subsidiaries, this Power of Attorney shall be automatically revoked solely as to such individual, immediately upon such cessation, without any further action on the part of an of the undersigned.
	IN WITNESS WHEREOF, each of the undersigned have caused this Power of Attorney to be duly executed as of this 9th day of November, 2006.

	/s/ Tony J. Christianson
	Tony J. Chtristianson


	/s/ Gordon Stofer
	Gordon Stofer


	CTV Partners IV

	By_/s/ Tony J. Christianson
	    Tony J. Christianson, its Managing Partner


	By Cherry Tree Ventures IV, L.P.

	   By CTV Partners IV
	        Its General Partner


	  By_/s/ Tony J. Christianson
	      Tony J. Christianson, its Managing Partner